                                                                                                     EXECUTION COPY

                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated May 30, 2007, between  Residential  Funding Company,
LLC, a Delaware limited liability company ("RFC"),  and Residential  Accredit Loans,  Inc., a Delaware  corporation
(the "Company").

                                                     Recitals

                  A. RFC has entered into contracts ("Seller  Contracts") with various  seller/servicers,  pursuant to which such seller/servicers sell to RFC mortgage loans.

                  B. The  Company  wishes to purchase  from RFC certain  Mortgage  Loans (as  hereinafter  defined)
sold to RFC pursuant to the Seller Contracts.

                  C. The Company,  RFC, as master servicer,  and Deutsche Bank Trust Company  Americas,  as trustee
(the "Trustee"),  are entering into a Series  Supplement,  dated as of May 1, 2007 (the "Series  Supplement"),  and the Standard  Terms of Pooling and Servicing  Agreement,  dated as of May 1, 2007  (collectively,  the "Pooling and
Servicing  Agreement"),  pursuant  to which  the  Company  proposes  to issue  Mortgage  Asset-Backed  Pass-Through
Certificates,  Series  2007-QH5  (the  "Certificates")  consisting of eighteen  classes  designated as Class A-I-1,
Class A-I-2,  Class A-I-3, Class A-II, Class R-I, Class R-II, Class R-III, Class R-IV, Class R-X, Class M-1,  Class
M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6,  Class M-7,  Class M-8 and Class SB  Certificates  representing beneficial  ownership  interests in a trust fund  consisting  primarily of a pool that will be divided into (i) the one- to four-family residential,  payment-option,  hybrid adjustable-rate first lien mortgage loans with a negative amortization  feature  identified in Exhibit One-A to the Series Supplement (the "Group I Loans") and (ii) the one-
to  four-family  residential,  payment-option,  hybrid  adjustable-rate  first lien mortgage  loans with a negative amortization  feature  identified in Exhibit  One-B to the Series  Supplement  (the "Group II Loans" and,  together with the Group I Loans, the "Mortgage Loans" ).
                  D. In  connection  with the purchase of the Mortgage  Loans,  the Company will assign to RFC a de minimis  portion  of the Class  R-I,  Class  R-II,  Class  R-III  and Class  R-IV  Certificates.  The Class  A-I-1,
Class A-I-2,  Class A-I-3, Class A-II, Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7
and Class M-8 Certificates  were offered to investors  pursuant to a Prospectus  Supplement dated May 29, 2007 (the
"Prospectus Supplement").
                  E. In connection  with the purchase of the Mortgage  Loans and the issuance of the  Certificates,
RFC wishes to make certain representations and warranties to the Company.

                  F. The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its right, title and interest in and to the Mortgage  Loans pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

                  NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

                  1.       All  capitalized  terms used but not defined  herein  shall have the  meanings  assigned thereto in the Pooling and Servicing Agreement.

                  2.       Concurrently  with the execution and delivery hereof,  RFC hereby assigns to the Company without  recourse all of its right,  title and interest in and to the Mortgage  Loans,  including  all interest and principal  received on or with  respect to the Mortgage  Loans after May 1, 2007 (other than  payments of principal and interest due on the Mortgage  Loans on or before May 1, 2007).  In  consideration  of such  assignment,  RFC or its designee will receive from the Company in immediately  available funds an amount equal to  $512,291,354.80  and a de minimis  portion of the Class R-I, Class R-II,  Class R-III and Class R-IV  Certificates.  In connection  with such  assignment  and at the  Company's  direction,  RFC has in respect of each  Mortgage Loan endorsed the related
Mortgage Note (other than any Destroyed  Mortgage  Note) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent.

         RFC and the Company agree that the sale of each Pledged Asset Loan  pursuant to this  Agreement  will also constitute  the  assignment,  sale,  setting-over,  transfer and conveyance to the Company,  without  recourse (but subject  to  RFC's  covenants,  representations  and  warranties  specifically  provided  herein),  of all of RFC's obligations  and all of RFC's  right,  title and  interest  in, to and under,  whether now  existing  or  hereafter acquired  as  owner  of  such  Pledged  Asset  Loan  with  respect  to any  and  all  money,  securities,  security entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents,  deposit accounts, certificates of deposit,  commodities contracts,  and other investment property and other property of whatever kind or description  consisting of, arising from or related,  (i) the Credit Support Pledge  Agreement,  the Funding and
Pledge  Agreement  among the  Mortgagor  or other  Person  pledging the related  Pledged  Assets (the  "Customer"),
Combined  Collateral LLC and National  Financial  Services  Corporation,  and the Additional  Collateral  Agreement
between GMAC Mortgage, LLC and the Customer (collectively,  the "Assigned Contracts"),  (ii) all rights, powers and remedies of RFC as owner of such Pledged Asset Loan under or in  connection  with the Assigned  Contracts,  whether arising under the terms of such Assigned  Contracts,  by statute,  at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned  Contracts,  including all rights to exercise any  election  or option or to make any  decision  or  determination  or to give or receive  any  notice,  consent, approval  or waiver  thereunder,  (iii) the  Pledged  Amounts  and all money,  securities,  security  entitlements, accounts,  general intangibles,  payment intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit,  commodities  contracts,  and other investment property and other property of whatever kind or description and all cash and non-cash  proceeds of the sale,  exchange,  or redemption of, and all stock or conversion  rights, rights to  subscribe,  liquidation  dividends or  preferences,  stock  dividends,  rights to  interest,  dividends, earnings,  income, rents, issues, profits,  interest payments or other distributions of cash or other property that secures a Pledged  Asset Loan,  (iv) all  documents,  books and records  concerning  the foregoing  (including  all computer  programs,  tapes, disks and related items containing any such information) and (v) all insurance proceeds
(including  proceeds  from  the  Federal  Deposit  Insurance  Corporation  or the  Securities  Investor  Protection
Corporation  or any other  insurance  company) of any of the  foregoing or  replacements  thereof or  substitutions therefor,  proceeds of proceeds  and the  conversion,  voluntary or  involuntary,  of any  thereof.  The  foregoing transfer,  sale,  assignment and conveyance  does not constitute and is not intended to result in the creation,  or an assumption by the Company,  of any obligation of RFC, or any other Person in connection  with the Pledged Assets or under any agreement or instrument  relating  thereto,  including any obligation to the Mortgagor,  other than as owner of the Pledged Asset Loan.

         The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Section 2 shall be, and be  construed  as, a sale of the
Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  Nonetheless,  (a) this
Agreement  is  intended  to be and hereby is a security  agreement  within the  meaning of  Articles 8 and 9 of the
Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction;  (b) the conveyance  provided for in this  Section  shall be deemed to be, and hereby is, a grant by RFC to the Company of a security interest in all of RFC's right,  title and interest,  whether now owned or hereafter  acquired,  in and to any and all general intangibles,  payment intangibles,  accounts,  chattel paper,  instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods,  letters of credit,  advices of credit and investment  property consisting  of,  arising from or relating to any of the  following:  (A) the  Mortgage  Loans,  including  (i) with respect to each Cooperative Loan, the related Mortgage Note, Security  Agreement,  Assignment of Proprietary Lease,
Cooperative Stock  Certificate,  Cooperative  Lease, any insurance  policies and all other documents in the related
Mortgage File and (ii) with  respect to each Mortgage  Loan other than a  Cooperative  Loan,  the related  Mortgage
Note, the Mortgage,  any insurance  policies and all other documents in the related  Mortgage File,  (B) all monies due or to become due pursuant to the Mortgage  Loans in accordance  with the terms thereof and (C) all  proceeds of the conversion,  voluntary or involuntary,  of the foregoing into cash, instruments,  securities or other property, including  without  limitation  all amounts  from time to time held or invested in the  Certificate  Account or the
Custodial Account,  whether in the form of cash,  instruments,  securities or other property; (c) the possession by the Trustee,  the Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money, payment intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment  property or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting the security interest pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other
applicable  jurisdiction   (including,   without  limitation,   Sections  8-106,  9-313  and  9-106  thereof);  and
(d) notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or  confirmations  from, securities  intermediaries,  bailees or agents of, or persons  holding  for,  (as  applicable)  the Trustee for the purpose of perfecting such security  interest under  applicable law. RFC shall, to the extent  consistent with this
Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement were determined to create a security  interest in the Mortgage Loans and the other property  described above,  such security  interest would be  determined  to be a  perfected  security  interest of first  priority  under  applicable  law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  RFC shall  prepare and deliver to the Company  not less than 15 days prior to any filing  date,  and the Company  shall file, or shall cause to be filed,  at the expense of RFC, all filings  necessary to maintain the  effectiveness  of any original  filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the
Company's  security  interest in or lien on the  Mortgage  Loans,  including  without  limitation  (x) continuation statements,  and (y) such  other  statements as may be occasioned by (1) any  change of name of RFC or the Company,
(2) any change of location of the state of formation,  place of business or the chief  executive  office of RFC, or
(3) any transfer of any interest of RFC in any Mortgage Loan.

                  Notwithstanding  the  foregoing,  (i) the  Master  Servicer  shall  retain all  servicing  rights
(including,  without  limitation,  primary  servicing  and master  servicing)  relating  to or  arising  out of the
Mortgage  Loans,  and  all  rights  to  receive  servicing  fees,  servicing  income  and  other  payments  made as compensation for such servicing granted to it under the Pooling and Servicing  Agreement  pursuant to the terms and conditions  set forth  therein  (collectively,  the  "Servicing  Rights")  and (ii) the  Servicing  Rights  are not
included  in the  collateral  in which  RFC  grants a  security  interest  pursuant  to the  immediately  preceding paragraph.

                  3.       Concurrently  with the execution and delivery hereof,  the Company hereby assigns to RFC without  recourse  all of its right,  title and  interest  in and to a de minimis  portion of the Class R-I,  Class
R-II, Class R-III and Class R-IV Certificates as part of the  consideration  payable to RFC by the Company pursuant to this Agreement.

                  4.       RFC  represents  and warrants to the Company  that on the date of execution  hereof (or, if otherwise  specified  below, as of the date so specified and provided that all percentages of the Mortgage Loans described in this Section 4 are  approximate  percentages by  outstanding  principal  balance  determined as of the
Cut-off Date after deducting payments due during the month of the Cut-off Date):

                  (a)      The  information  set forth in Exhibits  One-A and One-B to the Series  Supplement  with respect to each  Mortgage  Loan or the  Mortgage  Loans,  as the case may be, is true and  correct in all  material respects, at the date or dates respecting which such information is furnished;

                  (b)      Each Mortgage Loan with a  Loan-to-Value  Ratio at  origination in excess of 80% will be insured by a Primary  Insurance  Policy  covering at least 35% of the  principal  balance of the  Mortgage  Loan at origination if the  Loan-to-Value  Ratio is between  100.00% and 95.01%,  at least 30% of the principal  balance of the Mortgage Loan at  origination  if the  Loan-to-Value  Ratio is between  95.00% and 90.01%,  at least 25% of the balance  if the  Loan-to-Value  Ratio  is  between  90.00%  and  85.01%  and at  least  12% of the  balance  if the
Loan-to-Value  Ratio is between  85.00% and  80.01%.  To the best of the  Company's  knowledge,  each such  Primary
Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                  (c)      Each  Primary  Insurance  Policy  insures  the  named  insured  and its  successors  and assigns,  and the issuer of the Primary  Insurance Policy is an insurance  company whose  claims-paying  ability is currently acceptable to the Rating Agencies;

                  (d)      Immediately  prior to the assignment of the Mortgage Loans to the Company,  RFC had good title to,  and was the sole  owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or security  interest (other than rights to servicing and related  compensation  and, with respect to certain Mortgage
Loans,  the monthly payment due on the first Due Date following the Cut-off Date),  and no action has been taken or failed to be taken by RFC that would  materially  adversely affect the  enforceability  of any Mortgage Loan or the interests therein of any holder of the Certificates;

                  (e)      One  Mortgage  Loan,  representing  0.1% of the  Group  I  Loans,  was 30 or  more  days delinquent  in payment of principal  and interest as of the Cut-off Date and no Group I Loan has been so delinquent more than once in the  12-month  period prior to the Cut-off  Date.  None of the Group II Loans was 30 or more days delinquent  in  payment  of  principal  and  interest  as of the  Cut-off  Date  and no  Group  II Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

                  (f)      Subject to clause (e) above as  respects  delinquencies,  there is no  default,  breach, violation or event of  acceleration  existing  under any Mortgage Note or Mortgage and no event which,  with notice and  expiration  of any  grace  or cure  period,  would  constitute  a  default,  breach,  violation  or  event  of acceleration,  and no such default,  breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

                  (g)      There is no delinquent tax or assessment lien against any Mortgaged Property;

                  (h)      No  Mortgagor  has any  right of  offset,  defense  or  counterclaim  as to the  related
Mortgage Note or Mortgage except as may be provided under the  Servicemembers  Civil Relief Act,  formerly known as the Soldiers' and Sailors' Civil Relief Act of 1940, as amended,  and except with respect to any buydown  agreement for a Buydown Mortgage Loan;

                  (i)      There are no  mechanics'  liens or claims  for work,  labor or  material  affecting  any
Mortgaged  Property  which are or may be a lien prior to, or equal with, the lien of the related  Mortgage,  except such liens that are insured or indemnified against by a title insurance policy described under clause (aa) below;

                  (j)      Each  Mortgaged  Property  is free  of  damage  and in  good  repair  and no  notice  of condemnation  has been given with respect  thereto and RFC knows of nothing  involving any Mortgaged  Property that could reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

                  (k)      Each Mortgage Note and Mortgage  constitutes  a legal,  valid and binding  obligation of the  borrower  enforceable  in  accordance  with its terms  except as limited by  bankruptcy,  insolvency  or other similar laws affecting generally the enforcement of creditor's rights;

                  (l)      Each Mortgage  contains  customary and  enforceable  provisions  which render the rights and  remedies of the holder  adequate  to realize the  benefits of the  security  against the  Mortgaged  Property, including (i) in the case of a Mortgage that is a deed of trust, by trustee's  sale,  (ii) by summary  foreclosure, if  available  under  applicable  law,  and (iii)  otherwise  by  foreclosure,  and there is no  homestead or other exemption  available to the Mortgagor that would  interfere with such right to sell at a trustee's sale or right to foreclosure,  subject in each case to  applicable  federal and state laws and judicial  precedents  with respect to bankruptcy and right of redemption;

                  (m)      With respect to each Mortgage that is a deed of trust,  a trustee duly  qualified  under applicable  law to serve as such is  properly  named,  designated  and  serving,  and except in  connection  with a trustee's  sale after  default by a Mortgagor,  no fees or expenses are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

                  (n)      The  Mortgage  Loans are  payment-option,  hybrid  adjustable-rate  first lien  mortgage loans,  with a negative  amortization  feature  having terms to maturity of not more than 30 years from the date of origination or  modification  with monthly  payments due, with respect to a majority of the Mortgage  Loans, on the first day of each month;

                  (o)      If any of the Mortgage Loans are secured by a leasehold  interest,  with respect to each leasehold  interest:  the use of leasehold  estates for residential  properties is an accepted practice in the area where the related  Mortgaged  Property is  located;  residential  property  in such area  consisting  of  leasehold estates is readily  marketable;  the lease is  recorded  and no party is in any way in breach of any  provision  of such  lease;  the  leasehold  is in full force and effect and is not  subject to any prior lien or  encumbrance  by which the leasehold  could be terminated or subject to any charge or penalty;  and the remaining  term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

                  (p)      Each  Assigned  Contract  relating to each  Pledged  Asset Loan is a valid,  binding and legally  enforceable  obligation of the parties  thereto,  enforceable  in accordance  with their terms,  except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

                  (q)      The  Assignor  is the holder of all of the right,  title and  interest  as owner of each
Pledged Asset Loan in and to each of the Assigned Contracts  delivered and sold to the Company  hereunder,  and the assignment  hereof by RFC validly  transfers  such right,  title and  interest to the Company free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

                  (r)      The full amount of the Pledged  Amount with respect to such Pledged  Asset Loan has been deposited with the custodian under the Credit Support Pledge  Agreement and is on deposit in the custodial  account held thereunder as of the date hereof;

                  (s)      RFC is a member of MERS,  in good  standing,  and  current  in  payment  of all fees and assessments  imposed  by MERS,  and has  complied  with all rules and  procedures  of MERS in  connection  with its assignment  to the Trustee as assignee of the  Depositor of the  Mortgage  relating to each  Mortgage  Loan that is registered  with MERS,  including,  among other things,  that RFC shall have confirmed the transfer to the Trustee, as assignee of the Depositor, of the Mortgage on the MERS(R)System;

                  (t)      No instrument  of release or waiver has been  executed in  connection  with the Mortgage
Loans,  and no Mortgagor has been released,  in whole or in part from its obligations in connection with a Mortgage
Loan;

                  (u)      With respect to each Mortgage Loan,  either (i) the Mortgage Loan is assumable  pursuant to the terms of the Mortgage  Note, or (ii) the Mortgage Loan contains a customary  provision for the  acceleration of the payment of the unpaid  principal  balance of the Mortgage Loan in the event the related  Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

                  (v)      The proceeds of the Mortgage  Loan have been fully  disbursed,  there is no  requirement for  future  advances  thereunder  and any  and all  requirements  as to  completion  of any  on-site  or  off-site improvements  and as to  disbursements  of any escrow  funds  therefor  (including  any  escrow  funds held to make
Monthly Payments pending  completion of such  improvements)  have been complied with. All costs,  fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                  (w)      The  appraisal  was made by an  appraiser  who  meets  the  minimum  qualifications  for appraisers as specified in the Program Guide;

                  (x)      To the best of RFC's  knowledge,  any escrow  arrangements  established  with respect to any Mortgage Loan are in compliance  with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

                  (y)      Each Mortgage Loan was originated (1) by a savings and loan  association,  savings bank, commercial  bank,  credit union,  insurance  company or similar  institution  that is supervised  and examined by a federal or state  authority,  (2) by a mortgagee  approved by the Secretary of HUD pursuant to Sections 203 and 211 of the  National  Housing Act, as amended,  or (3) by a mortgage  broker or  correspondent  lender in a manner such that the  Certificates  would qualify as "mortgage  related  securities"  within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

                  (z)      All  improvements  which were  considered  in  determining  the  Appraised  Value of the
Mortgaged  Properties  lie  wholly  within the  boundaries  and the  building  restriction  lines of the  Mortgaged
Properties,  or the  policy  of title  insurance  affirmatively  insures  against  loss or  damage by reason of any violation,  variation,  encroachment or adverse  circumstance that either is disclosed or would have been disclosed by an accurate survey;

                  (aa)     The  information  set  forth  in the  prepayment  charge  schedule  attached  hereto  as
Exhibit B  (the  "Prepayment  Charge  Schedule") is complete,  true and correct in all material  respects as of the
Cut-off Date, and each  prepayment  charge set forth on the Prepayment  Charge  Schedule  ("Prepayment  Charge") is
enforceable and was originated in compliance with all applicable federal, state and local laws;

                  (bb)     None of the  Mortgage  Loans  are loans  that,  under  applicable  state or local law in effect at the time of  origination  of such loan,  are referred to as a (1) "high cost" or  "covered"  loans or (2)
any  other  similar  designation  if the law  imposes  greater  restrictions  or  additional  legal  liability  for residential mortgage loans with high interest rates, points and/or fees;

                  (cc)      Each  Mortgage  Loan at the time it was made  complied in all  material  respects  with applicable local,  state, and federal laws,  including,  but not limited to, all applicable  anti-predatory,  abuse and fair lending laws;

                  (dd)     None of the Mortgage Loans are subject to the Home  Ownership and Equity  Protection Act of 1994;

                  (ee)     None of the Mortgaged Properties are units in manufactured housing developments;

                  (ff)     There are no Mortgage  Loans in the trust that were  originated  on or after  October 1,
2002 and before March 7, 2003, which is secured by property in the State of Georgia;

                  (gg)     No Mortgage Loan is a High Cost Loan or Covered  Loan, as applicable  (as such terms are defined in the then  current  Standard & Poor's  LEVELS(R)Glossary  which is now  Version 6.0,  Appendix E
(attached  hereto as  Exhibit  A));  and there is no  mortgage  loan in the trust that was  originated  on or after
January 1, 2005, which is a "high cost home loan" as defined under the Indiana Home Practices Act (I.C. 2409);

                  (hh)     With  respect  to each Group II Loan,  no  borrower  obtained  a prepaid  single-premium credit-life,  credit  disability,  credit  employment or credit  property  insurance  policy in connection with the origination of the Mortgage Loan;

                  (ii)     The  related  Subservicer  or the  Master  Servicer  for each  Mortgage  Loan has  fully furnished,  in  accordance  with the Fair Credit  Reporting  Act and its  implementing  regulations,  accurate  and complete  information  (i.e.,  favorable and  unfavorable) on its borrower credit files to Equifax,  Experian,  and
Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;

                  (jj)     The  Subservicer  for each Mortgage Loan or the Master  Servicer will fully furnish,  in accordance with the Fair Credit Reporting Act and its implementing  regulations,  accurate and complete information
(i.e.,  favorable  and  unfavorable)  on its  borrower  credit files to Equifax,  Experian,  and Trans Union Credit
Information Company (three of the credit repositories), on a monthly basis;

                  (kk)     With respect to any Group II Loan that contains a provision  permitting  imposition of a penalty upon a prepayment prior to maturity:

     (i) the Seller's pricing methods include mortgage loans with and without prepayment premiums;

     (ii) borrowers selecting Group II Loans which include such prepayment  premiums receive some benefit,  (e.g. a rate or fee reduction), in exchange for selecting a Group II Loan with a prepayment premium;

     (iii) the  originator  of the Group II Loans had a verifiable  policy of offering the  borrower,  or requiring third-party  brokers to offer the borrower an array of mortgage loan  products that included  mortage loan products with prepayment premiums and mortgage loan products that did not require payment of such a premium;

     (iv) the prepayment  premium is disclosed to the borrower in the loan documents  pursuant to applicable  state and federal law;

     (v)  notwithstanding  any state or federal  law to the  contrary,  the Master  Servicer  shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower's default in making the loan payments; and

     (vi) no Group II Loan has a  prepayment  penalty  term  that  extends  beyond  three  years  after the date of origination.

                  (ll)     The  originator  of each  Group II Loan  offered  the  related  borrower  mortgage  loan products for which the  borrower  qualified  and we are not aware that the  originator  encouraged  or required the borrower to select a mortgage loan product that is a higher cost product designed for less creditworthy borrowers;

                  (mm)     The originator of the Group II Loans adequately considered the borrower's ability to make payments by employing underwriting techniques that considered a variety of factors, such as:  the borrower's income, assets and liabilities, and not solely the collateral value, in deciding to extend the credit at the time of origination;

                  (nn)     No borrower under a Group II Loan in the trust was charged "points and fees" in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Mortgage Loan, whichever is greater.
For purposes of this representation, "points and fees" (x) include origination, underwriting, broker and finder's fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorney's fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges, which miscellaneous fee and charges, in total do not exceed 0.25 percent of the loan amount;

                  (oo)     With respect to any Group II Loan  originated  on or after  August 1, 2004,  neither the related  Mortgage nor the related  Mortgage  Note  requires the  borrower to submit to  arbitration  to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction;

                  (pp)     The principal balance at origination for each Group II Mortgage Loan that is secured by a single family property located in any state other than the States of Hawaii or Alaska did not exceed
$417,000.  The principal balance at origination for each Group II Mortgage Loan that is secured by a single family property located in the States of Hawaii or Alaska or the Territories of Guam or the Virgin Islands did
not exceed $625,500.  The principal balance at origination for each Group II Mortgage Loan that is secured by a two-, three- or four-family property located in any state other than the States of Hawaii or Alaska did not exceed $553,850, $645,300 or $801,950, respectively.  The principal balance at origination for each Group II
Mortgage Loan that is secured by a two-, three- or four-family property located in the States of Hawaii or Alaska or the Territories of Guam or the Virgin Islands did not exceed $800,775, $967,950 and $1,202,925, respectively;

                  (qq)     No Group II Loan has an original principal balance that exceeds the applicable Freddie
Mac loan limit (as set out in Section 4(pp) above);

                  (rr)     No Group II Loan is "seasoned" (a seasoned mortgage loan is one where the date of the mortgage note is more than 1 year before the date of issuance of the related security) ; and

                  (ss)     No refinance or purchase money mortgage loan in the trust has an APR or total points and fees that exceed the thresholds set by the Home Ownership and Equity Protection Act of 1994 ("HOEPA") and its
implementing regulations, including 12 CFRss.226.32(a)(1)(i) and (ii).
                  RFC shall provide  written  notice to GMAC  Mortgage,  LLC of the sale of each Pledged Asset Loan to the Company  hereunder and by the Company to the Trustee under the Pooling and  Servicing  Agreement,  and shall maintain the Schedule of Additional  Owner  Mortgage  Loans (as defined in the Credit  Support  Pledge  Agreement), showing the Trustee as the  Additional  Owner of each such Pledged Asset Loan,  all in accordance  with Section 7.1 of the Credit Support Pledge Agreement.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach of the  foregoing representations  and  warranties  in respect of any  Mortgage  Loan which  materially  and  adversely  affects  the interests of any holders of the  Certificates  or of the Company in such Mortgage Loan or upon the  occurrence of a
Repurchase  Event  (hereinafter  defined),  notice of which breach or  occurrence  shall be given to the Company by
RFC, if it discovers  the same,  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice thereof,  either cure such breach or  Repurchase  Event in all  material  respects  or,  either (i)  purchase  such
Mortgage  Loan from the  Trustee or the  Company,  as the case may be, at a price equal to the  Purchase  Price for such Mortgage Loan or (ii) substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan in the manner  and  subject  to the  limitations  set  forth in  Section  2.04 of the  Pooling  and  Servicing  Agreement.
Notwithstanding  the  foregoing,  it is understood by the parties hereto that a breach of the  representations  and warranties  made in any of clauses  (cc)  through  (ss) of this Section 4 with respect to any Group II Loan will be deemed to  materially  and  adversely  affect the  interests  of the  Holders of the  Certificates  in the  related
Mortgage Loan.  Notwithstanding  the foregoing,  RFC shall not be required to cure breaches,  Repurchase  Events or purchase or substitute  for Mortgage  Loans as provided  above if the substance of such breach or Repurchase  Event also  constitutes  fraud in the  origination  of the Mortgage  Loan. If the breach of  representation  and warranty that gave rise to the  obligation  to  repurchase  or substitute a Mortgage Loan pursuant to this Section 4 was the representation  and  warranty  set forth in clause  (cc) of this  Section 4, then RFC shall pay to the Trust  Fund, concurrently  with and in addition to the  remedies  provided in the  preceding  sentence,  an amount  equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund thereafter,  concurrently with such payment.

                  5.       With respect to each Mortgage Loan, a first lien repurchase event  ("Repurchase  Event")
shall have occurred if it is discovered  that, as of the date thereof,  the related  Mortgage was not a valid first lien on the related  Mortgaged  Property  subject only to (i) the lien of real property taxes and  assessments  not yet due and payable,  (ii) covenants,  conditions, and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such  permissible  title exceptions as are listed in the Program Guide and (iii) other matters to which like  properties  are commonly  subject which do not  materially adversely affect the value, use, enjoyment or marketability of the Mortgaged  Property.  In addition,  with respect to any Mortgage  Loan as to which the Company  delivers to the Trustee or the  Custodian  an  affidavit  certifying that the original  Mortgage Note has been lost or destroyed,  if such Mortgage Loan  subsequently is in default and the  enforcement  thereof or of the  related  Mortgage  is  materially  adversely  affected  by the  absence of the original  Mortgage  Note,  a  Repurchase  Event  shall be  deemed to have  occurred  and RFC will be  obligated  to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

                  6.       This  Agreement  shall  inure to the benefit of and be binding  upon the parties  hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

                  IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement on the date first written above.

                                                          RESIDENTIAL FUNDING COMPANY, LLC

                                                          By:/s/ Tim Jacobson
                                                              Name:  Tim Jacobson
                                                              Title:   Associate

                                                          RESIDENTIAL ACCREDIT LOANS, INC.

                                                          By:  /s/Joseph Orning
                                                              Name: Joseph Orning
                                                              Title:   Vice President

                                                     EXHIBIT A

                                APPENDIX E OF THE STANDARD AND POOR'S GLOSSARY FOR
                                    FILE FORMAT FOR LEVELS(R)VERSION 6.0

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory  lending laws in the Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.  Note that certain loans  classified by the  relevant  statute as Covered  are  included  in  Standard & Poor's  High Cost Loan  Category  because  they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

-----------------------------------------------------------------------------------------------------------------------------------------------------------
                                                     STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
-----------------------------------------------------------------------------------------------------------------------------------------------------------
                                             ------------------------------------------------------------------- ------------------------------------------
            STATE/JURISDICTION                       NAME OF ANTI-PREDATORY LENDING LAW/EFFECTIVE DATE           CATEGORY UNDER APPLICABLE ANTI-PREDATORY
                                                                                                                                LENDING LAW
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Arkansas                                     Arkansas Home Loan Protection Act, Ark. Code Ann.ss.ss.23-53-101 et   High Cost Home LoaN
                                             seq.
                                             Effective July 16, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Cleveland Heights, OH                        Ordinance No. 72-2003 (PSH), Mun. Codess.ss.757.01 et seq.            Covered Loan
                                             Effective June 2, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Colorado                                     Consumer Equity Protection, Colo. Stat. Ann.ss.ss.5-3.5-101 et seq.   Covered Loan
                                             Effective for covered loans offered or entered into on or after
                                             January 1, 2003. Other provisions of the Act took effect on June
                                             7, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Connecticut                                  Connecticut Abusive Home Loan Lending Practices Act, Conn. Gen.     High Cost Home Loan
                                             Stat.ss.ss.36a-746 et seq.
                                             Effective October 1, 2001
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
District of Columbia                         Home Loan Protection Act, D.C. Codess.ss.26-1151.01 et seq.           Covered Loan
                                             Effective for loans closed on or after January 28, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Florida                                      Fair Lending Act, Fla. Stat. Ann.ss.ss.494.0078 et seq.               High Cost Home LoaN
                                             Effective October 2, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6, 2003)        Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           High Cost Home LoaN
                                             Effective October 1, 2002 - March 6, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Georgia as amended (Mar. 7, 2003 - current)  Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           High Cost Home LoaN
                                             Effective for loans closed on or after March 7, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
HOEPA Section 32                             Home Ownership and Equity Protection Act of 1994, 15 U.S.C.ss.      High Cost Loan
                                             1639, 12 C.F.R.ss.ss.226.32 and 226.34
                                             Effective October 1, 1995, amendments October 1, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Illinois                                     High Risk Home Loan Act, Ill. Comp. Stat. tit. 815,ss.ss.137/5 et     High Risk Home LoaN
                                             seq.
                                             Effective January 1, 2004 (prior to this date, regulations under
                                             Residential Mortgage License Act effective from May 14, 2001)
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Indiana                                      Indiana Home Loan Practices Act, Ind. Code Ann.ss.ss.24-9-1-1 et      High Cost Home LoanS
                                             seq.
                                             Effective January 1, 2005; amended by 2005 HB 1179, effective
                                             July 1, 2005.
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Kansas                                       Consumer Credit Code, Kan. Stat. Ann.ss.ss.16a-1-101 et seq.          High Loan to Value Consumer Loan (id.ss.
                                             Sections 16a-1-301 and 16a-3-207 became effective April 14, 1999;   16a-3-207) and;
                                             Section 16a-3-308a became effective July 1, 1999
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
                                                                                                                 High APR Consumer Loan (id.ss.16a-3-308a)
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Kentucky                                     2003 KY H.B. 287 - High Cost Home Loan Act, Ky. Rev. Stat.ss.ss.     High Cost Home Loan
                                             360.100 et seq.
                                             Effective June 24, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Maine                                        Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.8-101 et seq.         High Rate High Fee Mortgage
                                             Effective September 29, 1995 and as amended from time to time
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Massachusetts                                Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et seq. and 209 C.M.R.     High Cost Home Loan
                                           ss.ss.40.01 et seq.
                                             Effective March 22, 2001 and amended from time to time
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Nevada                                       Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.598D.010 et seq.          Home Loan
                                             Effective October 1, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
New Jersey                                   New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat.     High Cost Home Loan
                                           ss.ss.46:10B-22 et seq.
                                             Effective for loans closed on or after November 27, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
New Mexico                                   Home Loan Protection Act, N.M. Rev. Stat.ss.ss.58-21A-1 et seq.       High Cost Home Loan
                                             Effective as of January 1, 2004; Revised as of February 26, 2004
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
New York                                     N.Y. Banking Law Article 6-l                                        High Cost Home Loan
                                             Effective for applications made on or after April 1, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
North Carolina                               Restrictions and Limitations on High Cost Home Loans, N.C. Gen.     High Cost Home Loan
                                             Stat.ss.ss.24-1.1E et seq.
                                             Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Ohio                                         H.B. 386 (codified in various sections of the Ohio Code), Ohio      Covered Loan
                                             Rev. Code Ann.ss.ss.1349.25 et seq.
                                             Effective May 24, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Oklahoma                                     Consumer Credit Code (codified in various sections of Title 14A)    Subsection 10 Mortgage
                                             Effective July 1, 2000; amended effective January 1, 2004
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Rhode Island                                 Rhode Island Home Loan Protection Act, R.I. Gen. Lawsss.ss.          High Cost Home Loan
                                             34-25.2-1 et seq.  Effective December 31, 2006.
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
South Carolina                               South Carolina High Cost and Consumer Home Loans Act, S.C. Code     High Cost Home Loan
                                             Ann.ss.ss.37-23-10 et seq.
                                             Effective for loans taken on or after January 1, 2004
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Tennessee                                    Tennessee Home Loan Protection Act, Tenn. Code Ann.ss.ss.45-20-101    High Cost Home Loan
                                             et seq.  Effective January 1, 2007.
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
West Virginia                                West Virginia Residential Mortgage Lender, Broker and Servicer      West Virginia Mortgage Loan Act Loan
                                             Act, W. Va. Code Ann.ss.ss.31-17-1 et seq.
                                             Effective June 5, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------------------------
                                                      STANDARD & POOR'S COVERED LOAN CATEGORIZATION

-----------------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
            STATE/JURISDICTION                       NAME OF ANTI-PREDATORY LENDING LAW/EFFECTIVE DATE           CATEGORY UNDER APPLICABLE ANTI-PREDATORY
                                                                                                                                LENDING LAW
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6, 2003)        Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           Covered Loan
                                             Effective October 1, 2002 - March 6, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
New Jersey                                   New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat.     Covered Home Loan
                                           ss.ss.46:10B-22 et seq.
                                             Effective November 27, 2003 - July 5, 2004
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------------------------
                                                        STANDARD & POOR'S HOME LOAN CATEGORIZATION
-----------------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
            STATE/JURISDICTION                       NAME OF ANTI-PREDATORY LENDING LAW/EFFECTIVE DATE           CATEGORY UNDER APPLICABLE ANTI-PREDATORY
                                                                                                                                LENDING LAW
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6, 2003)        Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           Home Loan
                                             Effective October 1, 2002 - March 6, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
New Jersey                                   New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat.     Home Loan
                                           ss.ss.46:10B-22 et seq.
                                             Effective for loans closed on or after November 27, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
New Mexico                                   Home Loan Protection Act, N.M. Rev. Stat.ss.ss.58-21A-1 et seq.       Home Loan
                                             Effective as of January 1, 2004; Revised as of February 26, 2004
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
North Carolina                               Restrictions and Limitations on High Cost Home Loans, N.C. Gen.     Consumer Home Loan
                                             Stat.ss.ss.24-1.1E et seq.
                                             Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
South Carolina                               South Carolina High Cost and Consumer Home Loans Act, S.C. Code     Consumer Home Loan
                                             Ann.ss.ss.37-23-10 et seq.
                                             Effective for loans taken on or after January 1, 2004
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

                                                     EXHIBIT B

                                            PREPAYMENT CHARGE SCHEDULE

                                                [ON FILE WITH RFC]